UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:    811-1612

The Prudential Variable Contract Account 2

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey	07102
Address of principal executive offices:	Zip Code

Jonathan D. Shain

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:    973-802-6469

Date of fiscal year end:    12/31/03

Date of reporting period:    12/31/03

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Prudential Long-Term

Growth Account

Annual Report to Participants

December 31, 2003

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

A Prudential Financial company

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for VCA-2.

It is for the information of persons participating in The Prudential Variable Contract Account-2 (VCA-2, Long-Term Growth Account, or the Account). VCA-2 is a group annuity insurance product issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, and distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS is a Prudential Financial company. Each company is solely responsible for its own respective financial conditions and contractual obligations. Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details.

The Prudential Long-Term Growth Account	| Annual Report | December 31, 2003

Letter to Participants

CHAIRMAN

DAVID R. ODENATH, JR.

• DEAR PARTICIPANT,

The past year presented a welcome change for equity investors. Several years of corporate belt-tightening paid off in a swift upswing in profits when economic growth picked up. Stock prices rose in anticipation of further profitability improvements in 2004. The gradual economic acceleration raised no fears of inflation or industrial bottlenecks, so interest rates stayed low. As a result, bondholders also had a good year.

Despite this good news, the industry faces a number of challenges. Market timing and late trading have been the subject of attention by the regulators and investment management industry. Please be assured that Prudential Financial takes these issues very seriously. We are committed to protecting the interests of our contract holders.

In general, investors should expect both good and bad markets within any extended time span. Good financial planning takes this into account by diversifying your portfolio with an asset allocation strategy that is appropriate for your stage in life and your tolerance for the possibility of loss.

A financial professional can help you create a complete picture of the potential demands on your resources. Financial professionals are familiar with the long-term returns and historical volatility of various asset classes. Together, you and your financial professional can plan an investment program that takes into account your reasons for investing, the time you have to reach your goals, and the amount of risk you feel comfortable assuming.

Thank you for your confidence in our products. We look forward to continuing to serve your investment needs.

Sincerely,

David R. Odenath, Jr.

Chairman,

The Prudential Variable Contract Account-2	January 30, 2004

The Prudential Long-Term Growth Account	| Annual Report | December 31, 2003

VCA-2 PORTFOLIO

MANAGED BY: JENNISON ASSOCIATES LLC

We believe the trends that drove performance in 2003 (described below) remain in place, and we are well positioned to benefit from them. Besides these themes, we also see potential opportunities in areas that we feel have been relatively neglected by the market (such as large-cap pharmaceuticals), where improving fundamentals may not be fully reflected by stock prices. In addition, we are gradually adding to a number of traditionally value-oriented stocks, which have lagged the current rally but continue to generate strong free cash flow and attractive dividend yields.

PERFORMANCE SUMMARY

Average Annual Total Returns (%)	1-Year	3-Year	5-Year	10-Year
Long-Term Growth Acct.[1]	35.48	-1.80	0.80	7.88
Long-Term Growth Acct. (with sales charge)[2]	31.21	-3.50	-0.59	6.72
S&P 500 Index[3]	28.67	-4.05	-0.57	11.06
Lipper (VIP) Multi-Cap Value Funds Avg.[4]	31.55	1.07	3.93	8.11

Long-Term Growth Account inception date: 7/1/68.

The VCA-2 Portfolio returned 35.48% in 2003, while the S&P 500 Index rose 28.67% and the Lipper (VIP) Multi-Cap Value Funds Average was 31.55%.

PERFORMANCE REVIEW

The year began with investor attention focused on the looming conflict in the Middle East. Equity markets struggled under this cautious sentiment but turned up strongly as the surprisingly quick campaign in Iraq removed some uncertainties from investors’ minds. The Portfolio produced impressive gains in this environment, outperforming the S&P 500 Index and its Lipper peer group average by sizable margins. Three secular trends had material impacts on the Portfolio:

A new bull market in commodities. The Portfolio’s greatest source of relative outperformance against the S&P 500 Index came from stock selection in the materials sector. Our bottom-up analysis in this area pointed us towards the resource/extraction companies (as opposed to the processing companies), which we felt had the greater inherent leverage to benefit from rising prices.

Emerging signs of new technology spending cycle. Technology stocks, particularly the cyclically sensitive semiconductor stocks, were strong absolute and relative performers this year. The conclusion of major combat in Iraq alleviated some of the market’s bearish sentiments and investors became more willing to discount semiconductor stocks’ potential for strong cyclical earnings growth. We were able to gain relative outperformance in this area through prudent selection and timely purchases during the earlier market downturn, when we felt market pessimism was excessive.

Constrained energy supply. Natural gas inventory remained at record low levels in 2003, while declining hydrocarbon basins of the major oil companies continued to exert upward pressure on prices. Despite the fundamental situation unfolding closely to our expectations (low inventory, healthy demand, high energy prices, increased drilling rig count), the Portfolio’s energy holdings trailed the overall market in 2003, and were a source of relative underperformance. However, we believe supply will remain constrained and our energy holdings should be relative outperformers going forward.

$10,000 INVESTED OVER 10 YEARS

These results represent past performance and are not indicative of future performance. Investment return and principal value of the Long-Term Growth Account will fluctuate resulting in a value that may at any time, including the time of withdrawal of the cash value, be more or less than the total principal investment made. Investment in the Long-Term Growth Account involves various risks that are more fully described in the prospectus. For more complete information about the Account, including charges and expenses, please see prospectus. Please read it carefully before investing.

[1]	The results are shown after the deduction of all expenses, including investment management and mortality and expense charges, but do not include the effect of any sales charge.
[2]	The results are shown after the deduction of all expenses, including investment management and mortality and expenses charges, and in addition reflect the deduction of a front-end 2.5% sales charge and the impact of an annual account charge.
[3]	The S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in an index.
[4]	The Lipper Variable Insurance Products (VIP) Multi-Cap Value Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment of certain portfolio’s underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average.

FINANCIAL STATEMENTS OF VCA-2

STATEMENT OF NET ASSETS

December 31, 2003

LONG-TERM INVESTMENTS — 96.6%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 2.8%
Lockheed Martin Corp.	91,100	$4,682,540
Northrop Grumman Corp.	60,500	5,783,800

		10,466,340

Biotechnology — 2.9%
Amgen, Inc. (a)	73,900	4,567,020
Gilead Sciences, Inc. (a)	66,600	3,872,124
MedImmune, Inc. (a)	92,600	2,352,040

		10,791,184

Capital Markets — 2.0%
Goldman Sachs Group, Inc. (The)	36,200	3,574,026
Merrill Lynch & Co., Inc.	70,100	4,111,365

		7,685,391

Chemicals — 1.3%
Agrium, Inc.	290,600	4,783,276

Commercial Banks — 1.0%
Bank One Corp.	84,900	3,870,591

Commercial Services & Supplies — 1.1%
Cendant Corp. (a)	184,400	4,106,588

Communications Equipment — 1.7%
Cisco Systems, Inc. (a)	185,100	4,496,079
Motorola, Inc.	59,300	834,351
Nokia Oyi ADR (Finland)	66,000	1,122,000

		6,452,430

Computers & Peripherals — 2.8%
Hewlett-Packard Co.	208,507	4,789,406
International Business Machines Corp.	60,600	5,616,408

		10,405,814

Consumer Finance — 2.0%
American Express Co.	158,300	7,634,809

Containers & Packaging — 1.5%
Temple-Inland, Inc.	90,500	5,671,635

Diversified Financial Services — 1.5%
Citigroup, Inc.	113,864	5,526,959

Diversified Telecommunication Services — 1.3%
SBC Communications, Inc.	190,600	4,968,942

Electric Utilities — 3.1%
Exelon Corp.	56,700	3,762,612
FirstEnergy Corp.	155,200	5,463,040
TXU Corp.	97,800	2,319,816

		11,545,468

Electrical Equipment
Carbide/Graphite Group, Inc. (The)(a)	427,700	43

Electronic Equipment & Instruments — 1.6%
Agilent Technologies, Inc. (a)	213,000	6,228,120

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Energy Equipment & Services — 5.7%
BJ Services Co. (a)	159,200	$5,715,280
ENSCO International, Inc.	130,800	3,553,836
Schlumberger Ltd.	64,800	3,545,856
Smith International, Inc. (a)	85,100	3,533,352
Weatherford International Ltd. ADR (Bermuda)(a)	137,700	4,957,200

		21,305,524

Food & Staples Retailing — 2.6%
Costco Wholesale Corp. (a)	100,800	3,747,744
Wal-Mart Stores, Inc	116,600	6,185,630

		9,933,374

Gas & Utilities — 1.0%
Sempra Energy	120,700	3,628,242

Health Care Equipment & Supplies — 1.0%
Medtronic, Inc.	74,100	3,602,001

Health Care Providers & Services — 1.7%
Caremark Rx, Inc. (a)	140,600	3,561,398
Laboratory Corp. of America Holdings, Inc. (a)	77,300	2,856,235

		6,417,633

Hotels Restaurants & Leisure — 2.7%
Brinker International, Inc. (a)	91,300	3,027,508
Marriott International, Inc.-Cl. A	40,200	1,857,240
Wendy's International, Inc.	130,500	5,120,820

		10,005,568

Industrial Conglomerates — 5.6%
Companhia Vale do Rio Doce ADR (Brazil) (a)	174,800	10,225,800
3M Co.	57,100	4,855,213
Tyco International Ltd. (Bermuda)	232,600	6,163,900

		21,244,913

Insurance — 3.1%
Loews Corp..	135,200	6,685,640
XL Capital Ltd.—CI. A (Bermuda)	65,884	5,109,304

		11,794,944

Internet & Catalog Retail — 1.0%
InterActiveCorp.(a)	109,600	3,718,728

Media — 4.5%
Clear Channel Communications, Inc.	73,800	3,456,054
Hughes Electronics Corp.	227,290	3,761,649
Univision Communications, Inc.—CI. A(a)	52,700	2,091,663
Viacom Inc.—CI. B	172,600	7,659,988

		16,969,354

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-2

STATEMENT OF NET ASSETS

December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Metals & Mining — 7.3%
Alcoa, Inc.	155,100	$5,893,800
Alumina, Ltd. ADR (a)	212,700	4,264,635
Barrick Gold Corp.	84,900	1,928,079
Freeport-McMoRan Cooper & Gold, Inc. — Cl. B (a)	239,700	10,098,561
Newmont Mining Corp.	109,400	5,317,934

		27,503,009

Multi-Utilities & Unregulated Power — 1.1%
Constellation Energy Group, Inc. (a)	101,700	3,982,572

Office Electronics — 1.7%
Xerox Corp. (a)	469,200	6,474,960

Oil & Gas — 5.7%
Apache Corp.	47,085	3,818,594
Nexen, Inc.	55,100	1,989,661
Suncor Energy, Inc. (Canada)	289,800	7,262,388
Total Fina Elf S.A. ADR (France)(a)	91,700	8,483,167

		21,553,810

Personal Products — 1.1%
Avon Products Inc.	62,700	4,231,623

Pharmaceuticals — 11.3%
Allergan, Inc.	45,500	3,494,855
AstraZeneca PLC ADR (United Kingdom)	84,100	4,068,758
Forest Laboratories, Inc. (a)	29,900	1,847,820
Novartis AG ADR (Netherlands) (a)	98,700	4,529,343
Pfizer, Inc.	312,900	11,054,756
Roche Holdings, Ltd. ADR (Switzerland) (a)	52,800	5,293,200
Sepracor, Inc. (a)	118,400	2,833,312
Teva Pharmaceutical Industries Ltd. ADR (Israel)	87,800	4,979,138
Wyeth	105,000	4,457,250

		42,558,432

Semiconductors & Semiconductor Equipment — 5.6%
Altera Corp. (a)	160,100	3,634,270
Intel Corp.	233,900	7,531,580
KLA-Tencor Corp. (a)	64,900	3,807,683
Texas Instruments, Inc.	207,900	6,108,102

		21,081,635

Software — 3.5%
Electronic Arts, Inc.	41,700	1,992,426
Microsoft Corp. (a)	340,200	9,369,108
SAP AG ADR (Germany)(a)	46,800	1,945,008

		13,306,542

Specialty Retail — 0.3%
CarMax, Inc.(a)	34,100	1,054,713

Tobacco — 2.2%
Altria Group, Inc.	149,300	8,124,906

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Wireless Telecommunication Services — 1.3%
Vodafone Group PLC ADR (United Kingdom) (a)	203,600	$5,098,144

TOTAL COMMON STOCKS		363,728,217

PREFERRED STOCK
Media
News Corp. Ltd.	—(b)	22

TOTAL LONG-TERM INVESTMENTS
(Cost $287,831,246)		363,728,239

SHORT-TERM INVESTMENTS — 2.7%
Mutual Fund
Prudential Core Investment Fund-Taxable Money Market Series (Cost: $10,045,235; Note 4)	10,045,235	10,045,235

TOTAL INVESTMENTS — 99.3%
(Cost $297,876,481)		373,773,474

OTHER ASSETS, LESS LIABILITIES — 0.7%
Cash		9,680
Dividends and Interest Receivable		356,687
Receivable for Investments Sold		4,353,633
Payable for Pending Capital Transactions		(27,589)
Payable for Investments Purchased		(2,028,742)

OTHER ASSETS		2,663,669

NET ASSETS — 100%		$376,437,143

NET ASSETS, representing:
Equity of Participants (other than Annuitants) — 13,829,674 Accumulation Units at an Accumulation Unit Value of $25.9557		358,958,901
Equity of Annuitants		16,086,254
Equity of The Prudential Insurance Company of America		1,391,988

		$376,437,143

The following abbreviations are used in portfolio descriptions:
ADR American Depository Receipt

(a) Non-income producing security.

(b) Less than 1 share.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-2

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $88,242 foreign withholding tax)	$4,635,920

EXPENSES
Fees Charged to Participants and Annuitants for Investment Management Services	398,230
Fees Charged to Participants (other than Annuitants) for Assuming Mortality and Expense Risks	1,149,640

Total Expenses	1,547,870

NET INVESTMENT INCOME	3,088,050

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Loss on Investments	(5,724,907)
Net Change in Unrealized Appreciation (Depreciation) on Investments	102,923,150

NET GAIN ON INVESTMENTS	97,198,243

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,286,293

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2003	2002

OPERATIONS
Net Investment Income	$3,088,050	$2,940,505
Net Realized Loss on Investments	(5,724,907)	(40,390,526)
Net Change In Unrealized Appreciation (Depreciation) on Investments	102,923,150	(54,309,308)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	100,286,293	(91,759,329)

CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	19,036,349	34,155,856
Withdrawals and Transfers Out	(35,970,909)	(43,243,220)
Annual Administration Charges Deducted from Participants’ Accumulation Accounts	(11,216)	(12,438)
Mortality and Expense Risk Charges Deducted from Annuitants’ Accounts	(45,051)	(48,984)
Variable Annuity Payments	(2,034,035)	(2,661,656)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(19,024,862)	(11,810,442)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	63,045	181,124

TOTAL INCREASE (DECREASE) IN NET ASSETS	81,324,476	(103,388,647)

NET ASSETS
Beginning of year	295,112,667	398,501,314

End of year	$376,437,143	$295,112,667

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-2

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31,
	2003	2002	2001	2000	1999

Investment Income	$.3116	$.2859	$.3621	$.4152	$.4596

Expenses
Investment management fee	(.0269)	(.0268)	(.0320)	(.0321)	(.0316)
Assuming mortality and expense risks	(.0805)	(.0803)	(.0960)	(.0961)	(.0948)

Net Investment Income	.2042	.1788	.2341	.2870	.3332

Capital Changes
Net realized gain (loss) on investments	(.3489)	(2.4591)	(2.1868)	1.8450	1.3723
Net change in unrealized appreciation (depreciation) of investments	6.9421	(3.2340)	(.7809)	.0344	(1.4043)

Net Increase (Decrease) in Accumulation Unit Value	6.7974	(5.5143)	(2.7336)	2.1664	.3012

Accumulation Unit Value
Beginning of year	19.1583	24.6726	27.4062	25.2398	24.9386
End of year	$25.9557	$19.1583	$24.6726	$27.4062	$25.2398

Total Return**	35.48%	(22.35)%	(9.97)%	8.58%	1.21%

Ratio Of Expenses To Average Net Assets***	.50%	.50%	.50%	.50%	.50%

Ratio Of Net Investment Income To Average Net Assets***	.95%	.83%	.92%	1.12%	1.33%

Portfolio Turnover Rate	62%	71%	80%	84%	81%

Number of Accumulation Units Outstanding
For Participants at end of year (000 omitted)	13,830	14,636	15,271	16,372	20,424

*	Calculated by accumulating the actual per unit amounts daily.
**	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
***	These calculations exclude Prudential’s equity in VCA-2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO THE FINANCIAL STATEMENTS OF

VCA-2

Note 1:	General

The Prudential Variable Contract Account-2 (VCA-2 or the Account) was established on January 9, 1968 by The Prudential Insurance Company of America (“Prudential”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. VCA-2 has been designed for use by public school systems and certain tax-exempt organizations to provide for the purchase and payment of tax-deferred variable annuities. The investment objective of the Account is long-term growth of capital. Its investments are composed primarily of common stocks. Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense risk and the mortality risk under the contracts.

Note 2:	Summary of Significant Accounting Policies

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Accounts’ Committee members approved fair valuation procedures. Investments in mutual funds are valued at their net asset value.

Short-term investments which mature in more than 60 days are valued based on current market quotations. Short-term investments having maturities of 60 days or less are valued at amortized cost which approximates market value. Amortized cost is computed using the cost on the date of purchase, adjusted for constant accretion of discount or amortization of premium to maturity.

Securities Transactions and Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discount on debt securities, as required is recorded on the accrual basis. Income and realized and unrealized gains and losses are allocated to the Participants and Prudential on a daily basis in proportion to their respective ownership in VCA-2.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Options:    The Account may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Account’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Account purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Account writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Account realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Account has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Account, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Account bears the market risk of an unfavorable change in the price of the security underlying the written option. The Account, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Written options involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Net Assets.

Federal Income Taxes:    The operations of VCA-2 are part of, and are taxed with, the operations of Prudential. Under the current provisions of the Internal Revenue Code, Prudential does not expect to incur federal income taxes on earnings of VCA-2 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-2 has not been reduced by federal income taxes.

Annuity Reserves:    Reserves are computed for purchased annuities using the Prudential 1950 Group Annuity Valuation (GAV) Table, adjusted, and a valuation interest rate related to the Assumed Investment Result (AIR). The valuation interest rate is equal to the AIR less .5% in contract charges defined in Note 3. The AIRs are selected by each Contract-holder and are described in the prospectus.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with management of the Account. PI pays for the services of Jennison.

A daily charge, at an effective annual rate of 0.125% of the current value of the Participant’s (other than Annuitants’ and Prudential’s) equity in VCA-2, is charged to the Account and paid to PI for investment management services. An equivalent charge is deducted monthly in determining the amount of Annuitants’ payments.

A daily charge, paid to PI for assuming mortality and expense risks, is calculated at an effective annual rate of 0.375% of the current value of the Participant’s (other than Annuitants’ and Prudential’s) equity in VCA-2. A one-time equivalent charge is deducted when the Annuity Units for Annuitants are determined.

Prudential, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

An annual administration charge of not more than $30 annually is deducted from the accumulation account of certain Participants either at the time of withdrawal of the value of the entire Participant’s account or at the end of the fiscal year by canceling Accumulation Units. This deduction may be made from a fixed-dollar annuity contract if the Participant is enrolled under such a contract.

A charge of 2.5% for sales and other marketing expenses is deducted from certain Participant’s purchase payments. For the year ended December 31, 2003, Prudential has advised the Account it has received $11,216 for such charges.

Note 4:	Purchases and Sales of Portfolio Securities

For the year ended December 31, 2003, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $192,710,064 and $205,690,552, respectively.

Investment in the Core Fund:    The Account invests in the Taxable Money Market Series (the “Series”), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2003, the Account earned $111,660, from the Series by investing its excess cash in the Series.

Note 5:	Unit Transactions

The number of Accumulation Units issued and redeemed for the year ended December 31, 2003 and the year ended December 31, 2002, respectively are as follows:

	Year Ended December 31,
	2003	2002

Units issued	901,874	1,462,923

Units redeemed	(1,708,429)	(2,097,407)

Net decrease	(806,555)	(634,484)

Note 6:	Net Increase (Decrease) in Net Assets Resulting from Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increases to/(reductions from) Prudential’s investment Account. The increase (decrease) includes reserve adjustments for mortality and expense risks assumed by Prudential.

Note 7:	Participant Loans

Participant loan initiations are not permitted in VCA-2. However, participants who initiated loans in other accounts are permitted to direct loan repayments into VCA-2.

For the year ended December 31, 2003 and December 31, 2002, $9,987 and $11,777 of participant loan principal and interest has been paid to VCA-2, respectively. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

REPORT OF INDEPENDENT AUDITORS

TO THE COMMITTEE AND PARTICIPANTS

OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2

OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Variable Contract Account-2 of The Prudential Insurance Company of America (the “Account”) at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Account’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2004

Management of VCA–2

(Unaudited)

Information pertaining to the Committee Members of VCA–2 is set forth below. Committee members who are not deemed to be “interested persons” of VCA–2, as defined in the 1940 Act are referred to as “Independent Committee members.” Committee members who are deemed to be “interested persons” of the Fund are referred to as “Interested Committee members.” “Fund Complex” consists of VCA–2 and any other investment companies managed by Prudential Investments LLC (the Manager or PI).

Independent Committee Members

Saul K. Fenster, Ph.D. (70) Director, Since 1983

Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Other Directorships held1: Member (since 2000), Board of Directors of IDT Corporation

W. Scott McDonald, Jr. (66) Director, Since 1983

Oversees 81 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant (since 1997) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly, principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.

Other Directorships held1: None

Joseph Weber, Ph.D. (80)

Oversees 1 portfolio in Fund complex

Principal occupations (last 5 years): Vice President, Finance (retired), Interclass (international corporate learning) since 1991; formerly President, The Alliance for Learning; retired Vice President, Member of the Board of Directors and Member of the Executive and Operating Committees, Hoffmann-LaRoche Inc; Member, Board of Overseers, New Jersey Institute of Technology; Trustee and Vice Chairman Emeritus, Fairleigh Dickinson University.

Other Directorships held1: None

Interested Committee Members

David R. Odenath (46) Chairman and Committee Member Since 1999

Oversees 79 portfolios in Fund complex

Principal occupations (last 5 years): President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of Prudential Investments LLC (PI); Senior Vice President (since June 1999) of The Prudential Insurance Company of America (Prudential Insurance); formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

Information pertaining to the Officers of VCA–2 is set forth below.

Officers

Judy A. Rice (56), Chairman and Committee Member since 2003

Oversees 95 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Robert F. Gunia (57), Vice President and Committee Member since 2003

Oversees 179 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Jonathan D. Shain (45), Secretary since 2001

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1998).

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 1996

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jeffrey M. Scarbel (40) Assistant Treasurer Since 2000

Principal occupations (last 5 years): Vice President (since November 2000) of PI; formerly Director (October 1996-November 2000) of PI.

“Interested” Committee Member, as defined in the 1940 Act, by reason of employment with the Manager (as defined below) and/or the Distributor (as defined below).

Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of VCA–2’s Committee Members is included in the VCA–2’s Statement of Additional Information which is available without charge, upon request, by calling (800) 458-6333.

Committee Members on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Committee Member and/or Officer.

1 This includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Additional information about VCA–2’s Committee Members is included in the VCA–2’s Statement of Additional Information which is available without charge, upon request, by calling (800) 458-6333.

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. The phone lines are open each business day during the hours shown below. Please be sure to have your contract number available when you call.

(800)458-6333

8 a.m. – 8 p.m. Eastern time

In the past, participants who held several variable contracts at the same address received multiple copies of annual and semiannual reports. In an effort to lessen waste and reduce expenses of postage and printing, we will attempt to mail only one copy of this report based on our current records for participants with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The toll-free number listed on the inside back cover should be used to request additional copies. Proxy material and tax information will continue to be sent for each account of record.

30 Scranton Office Park

Scranton, PA 18507-1789

Presorted Standard

U.S. Postage

PAID

Prudential

Printed in the U.S.A.

on recycled paper.

IFS-A077792 LT.RS.001 Ed 01/31/2004

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The Committee of VCA-2 has not designated a member of the audit committee as an audit committee financial expert. Last year, the Committee of VCA-2 nominated and submitted to shareholders a slate of nominees for election to the Committee. It is expected that if elected, one of the nominees will serve on the audit committee and that this individual is anticipated to be designated as an audit committee financial expert.

Item 4 – Principal Accountant Fees and Services –

Form N-CSR, Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

For each of the fiscal years ended December 31, 2003 and December 31, 2002 PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $25,000 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve.

The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

■	Federal, state and local income tax compliance; and,

■	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the

Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

N/A to Registrant. The aggregate non-audit fees billed by PwC for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years 2003 and 2002 were $1,715,979 and $1,601,295 respectively.

(h) Principal Accountants Independence

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

Item 5 – Reserved

Item 6 – Reserved

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required in this filing

Item 8 – Reserved

Item 9 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 – Exhibits

(a)	Code of Ethics – attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Prudential Variable Account Contract-2

By (Signature and Title)*	/s/ Jonathan D. Shain Jonathan D. Shain Secretary

Date	February 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice Judy A. Rice President and Principal Executive Officer

Date	February 23, 2004

By (Signature and Title)*	/s/ Grace C. Torres Grace C. Torres Treasurer and Principal Financial Officer

Date	February 23, 2004

*	Print the name and title of each signing officer under his or her signature.